SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 25, 2009

BRIDGELINE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10 Sixth Road
Woburn, MA 01801

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.   Entry into a Material Definitive Agreement.

On November 25, 2009, Bridgeline Software, Inc. entered into a Second Amendment to Loan and Security Agreement dated as of November 19, 2009 (the “Second Amendment”) modifying an existing credit facility with Silicon Valley Bank. The Second Amendment extended the term of the credit facility until March 31, 2010 and made certain other revisions to the Loan and Security Agreement.

A copy of the Second Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The foregoing description of the exhibit does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is incorporated herein by reference to the exhibit attached.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Second Amendment to Loan and Security Agreement dated as of November 19, 2009, between Bridgeline Software, Inc. and Silicon Valley Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE SOFTWARE, INC. (Registrant)

By:	/s/ Ronald M. Levenson
Ronald M. Levenson
Executive Vice President and Chief Financial Officer

Date:  December 1, 2009

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Second Amendment to Loan and Security Agreement dated as of November 19, 2009, between Bridgeline Software, Inc. and Silicon Valley Bank.

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